EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(b) OR 15d-14(b) AND 18 U.S.C. SECTION 1350

Jon E. Kirchner hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     He is the President and Chief Executive Officer of DTS, Inc.

2.     The Form 10-Q report of DTS, Inc. for the quarterly period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

3.     The information contained in the Form 10-Q report of DTS, Inc. for the quarterly period ended September 30, 2005 fairly presents, in all material respects, the financial condition and results of operations of DTS, Inc.

Dated: November 9, 2005
	By:	/s/ JON E. KIRCHNER
Jon E. Kirchner
President and Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to DTS, Inc. and will be retained by DTS, Inc. and furnished to the Securities and Exchange Commission upon request.